UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/07

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2007

Semiannual Report
to Shareholders

DWS Short Duration Fund

Contents

Click here Performance Summary

Click here Information About Your Fund's Expenses

Click here Portfolio Management Review

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Investment Management Agreement Approval

Click here Account Management Resources

Click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, may decline and the investor may lose principal value. Investors in the fund should be able to withstand fluctuations in the fixed income markets. The yield and value of the fund changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities a fund invests. All of these factors may result in greater share price volatility. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 are 1.13%, 1.94%, 1.90% and 0.82% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return and rankings.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On August 21, 2006, the fund was reorganized from DWS Short Duration Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS Short Duration Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to August 21, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class A, B and C shares for the periods prior to their inception on February 28, 2003 are derived from the historical performance of Institutional Class shares of DWS Short Duration Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/07
DWS Short Duration Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	2.53%	5.65%	3.31%	3.35%	4.72%
Class B	2.16%	4.83%	2.62%	2.68%	3.99%
Class C	2.16%	4.94%	2.65%	2.66%	3.98%
Institutional Class	2.65%	5.79%	3.35%	3.44%	4.89%
Merrill Lynch 1-3 Year US Treasury Index+	2.30%	5.06%	2.76%	2.95%	4.72%
Blended Index++	2.30%	5.06%	2.76%	2.27%	3.75%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/07	$ 9.95	$ 9.95	$ 9.94	$ 9.96
10/31/06	$ 9.91	$ 9.91	$ 9.90	$ 9.92
Distribution Information: Six Months as of 4/30/07: Income Dividends	$ .21	$ .17	$ .17	$ .22
April Income Dividend	$ .0306	$ .0247	$ .0247	$ .0325
SEC 30-day Yield as of 4/30/07+++	4.01%	3.38%	3.37%	4.37%
Current Annualized Distribution Rate as of 4/30/07+++	3.74%	3.02%	3.02%	3.97%
+++ The SEC yield is net investment income per share earned over the month ended April 30, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 3.79%, 2.62%, 3.08% and 3.96% for Class A, B, C and Institutional Class, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 3.52%, 2.26%, 2.73% and 3.56% for Class A, B, C and Institutional Class, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Institutional Class Lipper Rankings — Short Investment Grade Debt Funds Category as of 4/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	27	of	237	12
3-Year	38	of	199	18
5-Year	38	of	142	27
10-Year	12	of	79	14

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Short Duration Fund — Class A [] Merrill Lynch 1-3 Year US Treasury Index+ [] Blended Index++

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/07
DWS Short Duration Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,274	$10,723	$11,465	$15,420
	Average annual total return	2.74%	2.35%	2.77%	4.43%
Class B	Growth of $10,000	$10,183	$10,610	$11,313	$14,783
	Average annual total return	1.83%	1.99%	2.50%	3.99%
Class C	Growth of $10,000	$10,494	$10,817	$11,400	$14,768
	Average annual total return	4.94%	2.65%	2.66%	3.98%
Merrill Lynch 1-3 Year US Treasury Index+	Growth of $10,000	$10,506	$10,851	$11,566	$15,854
	Average annual total return	5.06%	2.76%	2.95%	4.72%
Blended Index++	Growth of $10,000	$10,506	$10,851	$11,186	$14,448
	Average annual total return	5.06%	2.76%	2.27%	3.75%

The growth of $10,000 is cumulative.

Growth of an Assumed $1,000,000 Investment
[] DWS Short Duration Fund — Institutional Class [] Merrill Lynch 1-3 Year US Treasury Index+ [] Blended Index++

Yearly periods ended April 30
Comparative Results as of 4/30/07
DWS Short Duration Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,057,900	$1,103,800	$1,184,100	$1,612,600
	Average annual total return	5.79%	3.35%	3.44%	4.89%
Merrill Lynch 1-3 Year US Treasury Index+	Growth of $1,000,000	$1,050,600	$1,085,100	$1,156,600	$1,585,400
	Average annual total return	5.06%	2.76%	2.95%	4.72%
Blended Index++	Growth of $1,000,000	$1,050,600	$1,085,100	$1,118,600	$1,444,800
	Average annual total return	5.06%	2.76%	2.27%	3.75%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index of US Treasury obligations having maturities ranging from 1 to 2.99 years.
++ The Blended Index consists of the returns for the Lehman Brothers Short Treasury Index (the Fund's former benchmark) from the Fund's inception to February 28, 2003 and the Merrill Lynch 1-3 Year US Treasury Index from March 31, 2003 to the report date. The advisor believes this blended benchmark more accurately reflects the Fund's historical performance. The Lehman Brothers Short Treasury Index tracks public obligations of the US Treasury including bills, notes, bonds and coupons, with remaining maturities of one year or less.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 is 1.03% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return and rankings.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Return and rankings may differ by share class.

On August 21, 2006, the fund was reorganized from DWS Short Duration Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS Short Duration Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to August 21, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class S shares for the periods prior to its inception on February 1, 2005 are derived from the historical performance of Institutional Class shares of DWS Short Duration Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/07
DWS Short Duration Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	2.65%	5.73%	3.22%	3.28%	4.72%
Merrill Lynch 1-3 Year US Treasury Index+	2.30%	5.06%	2.76%	2.95%	4.72%
Blended Index++	2.30%	5.06%	2.76%	2.27%	3.75%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/07	$ 9.95
10/31/06	$ 9.91
Distribution Information: Six Months as of 4/30/07: Income Dividends	$ .22
April Income Dividend	$ .0320
SEC 30-day Yield as of 4/30/07+++	4.36%
Current Annualized Distribution Rate as of 4/30/07+++	3.91%
+++ The SEC yield is net investment income per share earned over the month ended April 30, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 2.87% for Class S had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 2.42% for Class S had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — Short Investment Grade Debt Funds Category as of 4/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	30	of	237	13

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Short Duration Fund — Class S [] Merrill Lynch 1-3 Year US Treasury Index+ [] Blended Index++

Yearly periods ended April 30
Comparative Results as of 4/30/07
DWS Short Duration Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,573	$10,996	$11,751	$15,852
	Average annual total return	5.73%	3.22%	3.28%	4.72%
Merrill Lynch 1-3 Year US Treasury Index+	Growth of $10,000	$10,506	$10,851	$11,566	$15,854
	Average annual total return	5.06%	2.76%	2.95%	4.72%
Blended Index++	Growth of $10,000	$10,506	$10,851	$11,186	$14,448
	Average annual total return	5.06%	2.76%	2.27%	3.75%

The growth of $10,000 is cumulative.

+ Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index of US Treasury obligations having maturities ranging from 1 to 2.99 years.
++ The Blended Index consists of the returns for the Lehman Brothers Short Treasury Index (the Fund's former benchmark) from the Fund's inception to February 28, 2003 and the Merrill Lynch 1-3 Year US Treasury Index from March 31, 2003 to the report date. The advisor believes this blended benchmark more accurately reflects the Fund's historical performance. The Lehman Brothers Short Treasury Index tracks public obligations of the US Treasury including bills, notes, bonds and coupons, with remaining maturities of one year or less.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2006 to April 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,025.30	$ 1,021.60	$ 1,021.60	$ 1,026.50	$ 1,026.50
Expenses Paid per $1,000*	$ 3.52	$ 7.27	$ 7.27	$ 2.26	$ 2.26
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,021.32	$ 1,017.60	$ 1,017.60	$ 1,022.56	$ 1,022.56
Expenses Paid per $1,000*	$ 3.51	$ 7.25	$ 7.25	$ 2.26	$ 2.26
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Short Duration Fund	.70%	1.45%	1.45%	.45%	.45%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Gary W. Bartlett, senior portfolio manager for DWS Short Duration Fund, discusses the recent market environment and strategy in managing the fund during its most recent semiannual period ended April 30, 2007.

Q: How did the bond market perform?

A: The US Federal Reserve Board (the "Fed") has left the Fed funds target rate unchanged at its last seven meetings, including five held during the semiannual reporting period, as Fed Chairman Bernanke has indicated that future Fed action will be "data dependent." Economic data has been mixed. For its part, the US Treasury market has reacted in stride with the headlines — selling off with signals of a resilient economy or inflationary pressures and rallying as part of a flight to quality or with indications of a weakening economy, most notably due to concern over a spillover from the housing slowdown. For the six-month period ending April 30, 2007, US Treasury yields initially climbed before retreating — and leveling off — late in the period. The benchmark 2-year US Treasury, which traded in a range of 47 basis points, ended the period yielding 4.60%, down 10 basis points from where it began six months earlier. (100 basis points equals one percentage point.) The Treasury yield curve steepened as the 5-year US Treasury yield declined by 5 basis points to end at 4.51%, while the 10-year US Treasury yield rose by 2 basis points to end at 4.62%. The curve, as measured by the 2-5 year US Treasury, remained inverted during the period with the Fed rate anchored firmly at 5.25%. The decline in yields in the latter part of the period reflects greater market anticipation of Fed easing in 2007.

For the six months, the Merrill Lynch 1-3 Year Treasury Index returned 2.30%, aided by declining yields at the front end of the yield curve.1 The Lehman Brothers 1-3 Year US Aggregate Bond Index returned 2.50% for the period and all spread sectors posted positive nominal and excess returns.2 Residential mortgage backed securities (MBS) led the way (3.40%) followed by corporates (2.72%), commercial mortgage backed securities (CMBS at 2.56%), asset backed securities (ABS at 2.46%) and agencies (2.44%).

1 The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index consisting of all public US Treasury obligations having maturities from 1 to 2.99 years. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.
2 The Lehman Brothers 1-3 Year US Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, including government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one to three years. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform?

A: DWS Short Duration Class A shares returned 2.53% for the period ended April 30, 2007. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.) This compares with 2.41% for the average fund in the Lipper Short-Intermediate Investment Grade Debt Funds category and 2.30% for the Merrill Lynch 1-3 Year Treasury Index, the fund's benchmark.3

3 The Lipper Short Investment-Grade Debt Funds category consist of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into this category. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.

Q: What factors contributed to the fund's performance?

A: Corporates posted excess returns and credit spreads were slightly tighter for the period. But this headline masks a more revealing story. Performance was led by lower-quality issues and subsectors as both industrials and utilities benefited from credit spread tightening. Despite weakness in the subprime mortgage sector and leveraged buyout (LBO) concerns, which nudged spreads in financials marginally wider, the sector still managed positive returns. Low quality credit spread tightening in the face of balance sheet releveraging is, in our view, symptomatic of a global reach for yield precipitated by excess dollar liquidity, rather than a reflection of investors' view on fundamentals. Our corporate weighting, and specifically our weighting to BBB-rated corporates, has continued to come down as a reflection of this.4 Notwithstanding, we remain significantly invested in BBBs, which aided performance during the period. The industrial sector, specifically telecom and media cable, was another strong performer during the period. Investments in these sectors contributed to our performance, resulting from a significant weighting and security selection. Additionally, holdings in utilities aided performance, although our investment in Commonwealth Edison Co. hurt performance late in the period as rating agencies reacted to concerns about a possible freezing of consumer electric rates in Illinois by downgrading its unsecured debt to below investment grade.

4 A measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA, and so forth. The lower the rating, the higher the probability of default.

Our mortgage portfolio, which is structurally underweight volatility exposure, dampened results early in the period, but contributed positively to performance for the six months as interest rate volatility (finally) spiked from its historically depressed levels.5,6 Additionally, our significant exposure to prime quality hybrid adjustable rate mortgages (ARMs) widened during March (in sympathy with subprime hybrid ARM headlines), but remain tighter than beginning of year spread levels. Mortgage index performance, relative to duration-equivalent Treasuries, led all spread sectors in the short (1-3 year) market for the period, and we remain heavily weighted to mortgage spread duration in the portfolio.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
6 Volatility exposure — biased toward more structured mortgage-backed securities that are less sensitive to interest rate volatility.

In general, asset backed securities (ABS) were negatively impacted by wider interest rate swap spreads (the trading benchmark for the sector) and by underperformance in home equity loan securities (subprime mortgages), although to a much lesser extent at the front end than further out the yield curve. While our raw percentage weighting in this sub-sector appears significant, nearly the entirety of our home equity position is in very short term, AAA-rated bonds that have experienced minimal impact from the worsening performance of subprime mortgages generally. Further signs of a stabilization in the subprime market helped Home Equity Loan ABS to rebound in April and generally our investments in ABS were a positive factor for performance. We have pared our investments in ABS, but remain concentrated in short duration home equity securities where we believe the total rate of return advantage relative to Treasuries remains compelling.

Commercial mortgages also outperformed Teasuries during the period and our significant intraquarter sales just prior to the spread widening in both swaps and CMBS further boosted returns. We had reduced our exposure to the sector during the period, but have begun adding back to our positions at or near the recent wider spread levels.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	4/30/07	10/31/06

Commercial and Non-Agency Mortgage-Backed Securities	30%	34%
Government & Agency Obligations	21%	11%
Corporate Bonds	20%	24%
Asset Backed	14%	13%
Municipal Bonds and Notes	5%	7%
Cash Equivalents	5%	1%
Collateralized Mortgage Obligations	3%	7%
Mortgage-Backed Securities Pass-Throughs	2%	2%
Preferred Stocks	—	1%
	100%	100%
Corporate Bond Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	4/30/07	10/31/06

Financials	48%	52%
Utilities	25%	24%
Consumer Discretionary	17%	12%
Telecommunication Services	6%	5%
Consumer Staples	3%	—
Energy	1%	7%
	100%	100%
Quality (Excludes Securities Lending Collateral)	4/30/07	10/31/06

US Government and Agencies	23%	20%
AAA*	55%	53%
AA	2%	2%
A	8%	10%
BBB	12%	14%
Below BBB	—	1%
	100%	100%
* Includes cash equivalents

Asset allocation, corporate bond diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	4/30/07	10/31/06

Under 1 year	41%	35%
1-4.99 years	52%	63%
5-9.99 years	7%	2%
	100%	100%

Weighted average effective maturity: 2.04 years and 2.12 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2007 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bonds 20.8%
Consumer Discretionary 3.4%
DaimlerChrysler NA Holding Corp., Series E, 5.89%*, 10/31/2008	371,000	372,893
Time Warner Cable, Inc., 144A, 5.4%, 7/2/2012	2,243,000	2,249,229
Viacom, Inc., 5.75%, 4/30/2011	1,185,000	1,201,149
		3,823,271
Consumer Staples 0.5%
Brown-Forman Corp., 5.2%, 4/1/2012	574,000	572,254
Energy 0.3%
Enterprise Products Operating LP, 7.5%, 2/1/2011	300,000	322,056
Financials 10.1%
Alamosa Delaware, Inc., 11.0%, 7/31/2010	220,000	234,321
American General Finance Corp.:
Series H, 4.625%, 9/1/2010	625,000	615,143
Series I, 4.875%, 5/15/2010	626,000	624,724
Banco Mercantil del Norte SA, Series A, 144A, 6.135%, 10/13/2016	527,000	533,890
Capital One Bank, 5.0%, 6/15/2009	400,000	398,827
Citizens Property Insurance Corp., Series 1997-A, 144A, 6.85%, 8/25/2007	585,000	587,418
Mizuho Financial Group, (Cayman), 8.375%, 12/29/2049	735,000	774,984
Oil Insurance Ltd., 144A, 7.558%, 12/29/2049	1,325,000	1,390,892
PNC Preferred Funding Trust, 144A, 6.113%, 3/15/2049	600,000	599,414
Popular North America, Inc., Series F, 5.2%, 12/12/2007	297,000	296,557
Residential Capital LLC, 144A, 7.187%*, 4/17/2009	1,100,000	1,094,926
Sovereign Bancorp, Inc., 4.8%, 9/1/2010	1,079,000	1,062,145
Stoneheath Re, 6.868%, 12/29/2049	525,000	527,940
The Goldman Sachs Group, Inc., 5.3%, 2/14/2012	1,380,000	1,384,179
Wachovia Capital Trust III, 5.8%, 3/15/2042	1,157,000	1,174,239
		11,299,599
Telecommunication Services 1.3%
Telecom Italia Capital, 6.2%, 7/18/2011	1,432,000	1,477,403
Utilities 5.2%
Ameren Corp., 4.263%, 5/15/2007	435,000	435,038
Centerior Energy Corp., Series B, 7.13%, 7/1/2007	180,000	180,489
Commonwealth Edison Co.:
Series 99, 3.7%, 2/1/2008	445,000	437,944
Series 98, 6.15%, 3/15/2012	140,000	142,064
Dominion Resources, Inc., Series 06-B, 6.3%, 9/30/2066	1,600,000	1,635,856
Duke Energy Indiana, Inc., 7.85%, 10/15/2007	810,000	818,466
Entergy Gulf States, Inc., 5.12%, 8/1/2010	605,000	598,032
Northeast Utilities, Series B, 3.3%, 6/1/2008	885,000	864,606
Public Service Co. of New Mexico, 4.4%, 9/15/2008	650,000	641,531
		5,754,026
Total Corporate Bonds (Cost $23,027,917)		23,248,609

Asset Backed 14.6%
Automobile Receivables 2.7%
AmeriCredit Automobile Receivables Trust, "A2", Series 2007-AX, 5.29%, 11/6/2010	1,220,000	1,220,184
Household Automotive Trust, "A2", Series 2006-3, 5.38%, 12/17/2009	1,145,000	1,145,645
LAI Vehicle Lease Securitization Trust, "A", Series 2005-A, 144A, 4.56%, 11/15/2012	620,234	614,385
		2,980,214
Home Equity Loans 11.9%
Advanta Mortgage Loan Trust, "A6", Series 2000-2, 7.72%, 3/25/2015	59,913	59,700
Asset Backed Funding Certificates, "A3A", Series 2006-OPT3, 5.38%*, 11/25/2036	682,831	682,873
Carrington Mortgage Loan Trust, "A1", Series 2006-NC4, 5.37%*, 10/25/2036	1,046,996	1,046,837
Chase Funding Mortgage Loan Asset-Backed Certificates, "1A3", Series 2003-6, 3.34%, 5/25/2026	622,080	614,972
Citifinancial Mortgage Securities, Inc., "AF2", Series 2004-1, 2.645%, 4/25/2034	533,783	517,166
Countrywide Asset-Backed Certificates:
"2A3", Series 2005-12, 5.069%, 2/25/2036	705,000	691,244
"A1B", Series 2007-S1, 5.89%, 11/25/2036	1,099,648	1,097,461
Credit-Based Asset Servicing and Securitization LLC:
"A4", Series 2004-CB4, 5.497%, 5/25/2035	201,455	200,649
"A2A", Series 2007-CB2, 5.891%, 2/25/2037	1,297,951	1,297,024
Household Home Equity Loan Trust:
"A1F", Series 2006-4, 5.79%, 3/20/2036	463,377	462,601
"A1F", Series 2006-3, 5.98%, 3/20/2036	716,555	715,702
JPMorgan Mortgage Acquisition Corp., "AF1B", Series 2007-CH1, 5.935%, 11/25/2036	1,132,391	1,131,679
Merrill Lynch Mortgage Investors Trust, Inc., "N1", Series 2005-NCIN, 144A, 5.0%, 10/25/2035	13,376	13,052
Merrill Lynch Mortgage Investors Trust, "A1A", Series 2005-NCB, 5.451%, 7/25/2036	74,164	73,874
New Century Home Equity Loan Trust, "A2", Series 2005-A, 4.461%, 8/25/2035	347,763	344,764
Renaissance Home Equity Loan Trust:
"AF2", Series 2005-2, 4.361%, 8/25/2035	303,059	301,419
"AF3", Series 2005-2, 4.499%, 8/25/2035	1,088,000	1,076,434
"AF2", Series 2005-3, 4.723%, 11/25/2035	778,590	774,206
"AF1", Series 2006-4, 5.545%, 1/25/2037	452,491	450,922
"AF1", Series 2006-3, 5.917%, 11/25/2036	758,300	756,609
Residential Asset Mortgage Products, Inc., "AI5", Series 2003-RS9, 4.99%, 3/25/2031	344,720	342,904
Residential Asset Securities Corp., "AI3", Series 2004-KS9, 3.79%, 8/25/2029	325,038	321,732
Securitized Asset Backed NIM Trust, "NIM", Series 2005-FR4, 144A, 6.0%, 1/25/2036	231,645	231,031
Southern Pacific Secured Assets Corp., "A8", Series 1998-2, 6.37%, 7/25/2029	180,237	179,589
		13,384,444
Total Asset Backed (Cost $16,395,882)		16,364,658

Mortgage Backed Securities Pass-Throughs 1.8%
Federal Home Loan Mortgage Corp.:
5.5%, with various maturities from 1/1/2008 until 3/1/2010	284,972	285,251
6.0%, with various maturities from 10/1/2008 until 11/1/2009	77,405	77,973
7.0%, 3/1/2013	110,244	112,339
Federal National Mortgage Association:
6.0%, with various maturities from 6/1/2009 until 2/1/2010	224,645	225,517
8.5%, 10/1/2010	5,755	5,809
Government National Mortgage Association, 6.5%, 8/20/2034	1,278,095	1,314,641
Total Mortgage Backed Securities Pass-Throughs (Cost $2,076,263)		2,021,530

Commercial and Non-Agency Mortgage-Backed Securities 30.2%
ABN AMRO Mortgage Corp., "A5", Series 2003-4, 4.75%, 3/25/2033	376,806	373,672
American Home Mortgage Investment Trust, "5A3", Series 2005-2, 5.077%, 9/25/2035	770,000	763,129
Banc of America Commercial Mortgage, Inc., "A1A", Series 2000-1, 7.109%, 11/15/2031	840,106	845,719
Banc of America Mortgage Securities, "2A2", Series 2003-1, 5.25%, 2/25/2018	483,439	481,267
Cendant Mortgage Corp.:
"A5", Series 2003-1, 5.5%, 2/25/2033	695,131	692,914
"A6", Series 2003-1, 5.5%, 2/25/2033	40,924	40,752
Chase Mortgage Finance Corp., "2A1", Series 2004-S3, 5.25%, 3/25/2034	419,429	416,487
Citicorp Mortgage Securities, Inc.:
"1A1", Series 2003-5, 5.5%, 4/25/2033	284,242	282,834
"1A1", Series 2004-8, 5.5%, 10/25/2034	1,082,947	1,082,188
Citigroup Mortgage Loan Trust, Inc.:
"1A2", Series 2006-AR2, 5.54%*, 3/25/2036	1,952,324	1,952,350
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	748,217	763,765
Countrywide Alternative Loan Trust:
"1A1", Series 2004-2CB, 4.25%, 3/25/2034	565,429	555,529
"A2", Series 2003-6T2, 5.0%, 6/25/2033	269,289	268,060
"A2", Series 2004-29CB, 5.0%, 1/25/2035	461,766	454,490
"2A1", Series 2004-28CB, 5.0%, 1/25/2035	355,272	351,039
"A2", Series 2002-18, 5.25%, 2/25/2033	798,847	794,837
"1A5", Series 2003-J1, 5.25%, 10/25/2033	438,069	435,134
"1A15", Series 2005-J10, 5.5%, 10/25/2035	686,545	683,895
"1A1", Series 2004-J1, 6.0%, 2/25/2034	139,477	139,019
"A4", Series 2002-11, 6.25%, 10/25/2032	294,996	294,120
Countrywide Home Loan Mortgage Pass-Through Trust:
"A15", Series 2002-34, 4.75%, 1/25/2033	613,942	604,898
"A2", Series 2004-19, 5.25%, 10/25/2034	514,219	512,055
"2A17", Series 2004-13, 5.75%, 8/25/2034	1,079,907	1,077,319
Credit Suisse Mortgage Capital Certificates, "3A1", Series 2006-9, 6.0%, 11/25/2036	800,247	808,691
First Horizon Mortgage Pass-Through Trust:
"1A1", Series 2003-5, 5.25%, 4/25/2022	696,826	693,196
"1A1", Series 2007-AR1, 5.866%*, 5/25/2037	815,235	821,652
GMAC Commercial Mortgage Securities, Inc.:
"A2", Series 1998-C2, 6.42%, 5/15/2035	721,170	727,160
"C", Series 1998-C1, 6.806%, 5/15/2030	375,000	378,611
"D", Series 1997-C1, 6.997%, 7/15/2029	1,010,000	1,012,000
GSAA Home Equity Trust, "AF3", Series 2004-NC1, 3.519%, 11/25/2033	44,955	44,391
GSR Mortgage Loan Trust, "1A2" Series 2004-7, 3.577%*, 6/25/2034	709,328	715,675
Indymac Inda Mortgage Loan Trust:
"1A1", Series 2006-AR3, 5.385%*, 12/25/2036	1,049,945	1,046,095
"3A1", Series 2006-AR33, 5.814%*, 1/25/2037	458,447	459,534
JPMorgan Commercial Mortgage Finance Corp., "C", Series 1997-C5, 7.239%, 9/15/2029	516,674	515,726
Master Asset Securitization Trust, "2A1", Series 2004-4, 5.0%, 4/25/2034	859,855	848,191
Merrill Lynch Mortgage Investors Trust, "A2", Series 2005-A5, 4.566%, 6/25/2035	110,000	108,138
Mortgage Capital Funding, Inc., "B", Series 1998-MC1, 6.779%, 3/18/2030	1,180,000	1,186,856
Nationslink Funding Corp., "B", Series 1998-2, 6.795%, 8/20/2030	1,115,000	1,129,976
Residential Accredit Loans, Inc.:
"A6", Series 2002-QS19, 5.125%, 12/25/2032	891,501	884,497
"1A1", Series 2004-QS16, 5.5%, 12/25/2034	740,666	736,593
Residential Asset Mortgage Products, Inc., "A4", Series 2003-RZ4, 4.04%, 12/25/2030	490,261	486,978
Residential Asset Securitization Trust:
"2A1", Series 2003-A15, 5.25%, 2/25/2034	526,602	522,229
"A1", Series 2004-A1, 5.25%, 4/25/2034	491,036	486,090
Residential Funding Mortgage Security I:
"A2", Series 2003-S3, 5.25%, 2/25/2018	627,592	625,330
"2A2", Series 2007-SA1, 5.641%*, 2/25/2037	825,492	827,096
TIAA Real Estate CDO Ltd.:
"A3", Series 2001-C1A, 144A, 6.56%, 6/19/2026	358,070	360,635
"A", Series 1999-1, 144A, 7.17%, 1/15/2032	349,747	349,626
Washington Mutual Mortgage Pass-Through Certificates:
"2A1", Series 2002-S8, 4.5%, 1/25/2018	278,805	277,377
"1A1", Series 2006-AR18, 5.364%*, 1/25/2037	798,313	794,886
"1A1", Series 2007-HY4, 5.575%*, 4/25/2037	831,211	829,003
"1A1", Series 2007-HY2, 5.648%, 12/25/2036	655,786	657,200
Wells Fargo Mortgage Backed Securities Trust:
"1A1", Series 2005-9, 4.75%, 10/25/2035	796,666	786,010
"1A3", Series 2006-6, 5.75%, 5/25/2036	856,419	860,036
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $34,145,633)		33,844,950

Municipal Bonds and Notes 5.6%
Brooklyn Park, MN, Economic Development Authority, Tax Increment Revenue, Series 3, 4.43%, 9/1/2009 (a)	405,000	398,014
California, Statewide Communities Development Authority Revenue, Taxable-Butte County Workers Notes, 3.59%, 5/1/2008 (a)	1,089,800	1,079,240
La Vernia, TX, Higher Education Finance Corp. Revenue, Southwest Winners, Series B, 144A, 5.7%, 2/15/2011 (a)	650,000	652,463
Los Angeles County, CA, Pension Obligation, Series D, 6.92%, 6/30/2007 (a)	500,000	501,435
Mission, KS, General Obligation, Series 2, 5.5%, 6/1/2008	1,500,000	1,500,045
Mount Laurel Township, NJ, Municipal Utility Authority System Revenue, Series B, 2.85%, 7/1/2007 (a)	865,000	861,635
New Orleans, LA, Finance Authority Revenue, 5.8%**, 7/15/2021	690,000	690,000
Orlando, FL, Greater Orlando Aviation Authority, Airport Facilities Revenue, Series A, 5.42%, 10/1/2010 (a)	615,000	625,412
Willoughby, OH, Multi-Family Housing Mortgage Revenue, Oak Hill, Series B, 5.5%, 9/20/2007	15,000	14,978
Total Municipal Bonds and Notes (Cost $6,327,306)		6,323,222

Collateralized Mortgage Obligations 3.3%
Fannie Mae Whole Loan, "A2", Series 2004-W3, 3.75%, 5/25/2034	384,523	382,297
Federal Home Loan Mortgage Corp.:
"WJ", Series 2557, 5.0%, 7/15/2014	848,295	845,371
"AB", Series 3197, 5.5%, 8/15/2013	1,178,407	1,176,892
"N", Series 2141, 5.55%, 11/15/2027	304,484	304,889
"QE", Series 2113, 6.0%, 11/15/2027	170,551	170,776
"PE", Series 2123, 6.0%, 12/15/2027	102,926	103,110
"LA", Series 1343, 8.0%, 8/15/2022	271,512	271,512
Federal National Mortgage Association:
"PC", Series 2003-33, 4.5%, 3/25/2027	144,217	143,656
"LA", Series 2002-50, 5.0%, 12/25/2029	35,638	35,528
"A2", Series 1998-M6, 6.32%, 8/15/2008	276,374	278,330
"TP", Series 2002-65, 7.0%, 3/25/2031	4,431	4,422
Total Collateralized Mortgage Obligations (Cost $3,794,875)		3,716,783

Government & Agency Obligations 21.2%
US Treasury Obligations
US Treasury Notes:
3.375%, 2/15/2008 (b)	14,134,000	13,956,774
4.625%, 12/31/2011 (b)	8,838,000	8,875,632
4.75%, 3/31/2011	865,000	872,366
Total Government & Agency Obligations (Cost $23,719,191)		23,704,772
	Shares	Value ($)

Securities Lending Collateral 13.4%
Daily Assets Fund Institutional, 5.33% (c) (d) (Cost $15,014,680)	15,014,680	15,014,680

Cash Equivalents 5.0%
Cash Management QP Trust, 5.31% (c) (Cost $5,642,464)	5,642,464	5,642,464
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $130,144,211)+	115.9	129,881,668
Other Assets and Liabilities, Net	(15.9)	(17,832,037)
Net Assets	100.0	112,049,631
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rates as of April 30, 2007.
** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of April 30, 2007.
+ The cost for federal income tax purposes was $130,153,752. At April 30, 2007, net unrealized depreciation for all securities based on tax cost was $272,084. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $399,480 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $671,564.
(a) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Assurance Corp.	0.8
American Capital Access	0.5
MBIA Corp.	1.5
Radian Asset Assurance, Inc.	0.3
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2007 amounted to $14,770,514 which is 13.2% of net assets.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., and the Federal National Mortgage Association issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $109,487,067) — including $14,770,514 of securities loaned	$ 109,224,524
Investment in Daily Assets Fund Institutional (cost $15,014,680)*	15,014,680
Investment in Cash Management QP Trust (cost $5,642,464)	5,642,464
Total investments in securities, at value (cost $130,144,211)	129,881,668
Receivable for investments sold	76,546
Interest receivable	838,413
Receivable for Fund shares sold	1,184,501
Other assets	44,823
Total assets	132,025,951
Liabilities
Cash overdraft	632,546
Payable for investments purchased	2,802,183
Distributions payable	63,458
Payable for Fund shares redeemed	1,329,677
Payable upon return of securities loaned	15,014,680
Accrued management fee	17,144
Other accrued expenses and payables	116,632
Total liabilities	19,976,320
Net assets, at value	$ 112,049,631
Net Assets
Net assets consist of: Undistributed net investment income	36,271
Net unrealized appreciation (depreciation) on investments	(262,543)
Accumulated net realized gain (loss)	(2,935,603)
Paid-in capital	115,211,506
Net assets, at value	$ 112,049,631
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($66,096,403 ÷ 6,645,216 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.95
Maximum offering price per share (100 ÷ 97.25 of $9.95)	$ 10.23

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,412,405 ÷ 644,522 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 9.95

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($22,426,738 ÷ 2,257,136 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 9.94
Class S Net Asset Value, offering and redemption price(a) per share ($855,110 ÷ 85,975 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.95

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($16,258,975 ÷ 1,632,403 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 9.96
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2007 (Unaudited)
Investment Income
Income: Interest	$ 2,581,715
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	8,472
Interest — Cash Management QP Trust	94,372
Total Income	2,684,559
Expenses: Management fee	223,697
Administration fee	55,924
Services to shareholders	92,156
Distribution and shareholder servicing fees	225,639
Custodian fee	5,472
Auditing	31,856
Legal	13,813
Trustees' fees and expenses	4,706
Reports to shareholders	21,428
Registration fees	43,088
Other	15,362
Total expenses before expense reductions	733,141
Expense reductions	(250,647)
Total expenses after expense reductions	482,494
Net investment income	2,202,065
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(28,011)
Net unrealized appreciation (depreciation) during the period on investments	537,694
Net gain (loss) on investment transactions	509,683
Net increase (decrease) in net assets resulting from operations	$ 2,711,748

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006
Operations: Net investment income	$ 2,202,065	$ 5,914,436
Net realized gain (loss) on investment transactions	(28,011)	(1,173,933)
Net unrealized appreciation (depreciation) during the period on investment transactions	537,694	1,306,999
Net increase (decrease) in net assets resulting from operations	2,711,748	6,047,502
Distributions to shareholders from: Net investment income: Class A	(1,351,092)	(3,082,037)
Class B	(120,649)	(292,226)
Class C	(400,484)	(965,473)
Class S	(16,053)	(14,678)
Institutional Class	(394,633)	(1,540,993)
Fund share transactions: Proceeds from shares sold	16,747,506	94,070,545
Reinvestment of distributions	1,800,409	4,408,380
Cost of shares redeemed	(22,317,475)	(135,568,279)
Redemption fees	5	11,119
Net increase (decrease) in net assets from Fund share transactions	(3,769,555)	(37,078,235)
Increase (decrease) in net assets	(3,340,718)	(36,926,140)
Net assets at beginning of period	115,390,349	152,316,489
Net assets at end of period (including undistributed net investment income of $36,271 and $117,117, respectively)	$ 112,049,631	$ 115,390,349

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2007[a]	2006	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.91	$ 9.89	$ 10.06	$ 10.07	$ 10.09
Income from investment operations: Net investment income[c]	.21	.41	.31	.27	.17
Net realized and unrealized gain (loss) on investment transactions	.04	.02	(.16)	(.00)***	(.02)
Total from investment operations	.25	.43	.15	.27	.15
Less distributions from: Net investment income	(.21)	(.41)	(.32)	(.27)	(.17)
Net realized gain on investment transactions	—	—	—	(.01)	—
Total distributions	(.21)	(.41)	(.32)	(.28)	(.17)
Redemption fees	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 9.95	$ 9.91	$ 9.89	$ 10.06	$ 10.07
Total Return (%)[d]	2.53**	4.44	1.50	2.68	1.52**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66	63	79	82	52
Ratio of expenses before expense reductions (%)	1.14*	1.03	.91	.89	.90*
Ratio of expenses after expense reductions (%)	.70*	.58	.55	.55	.55*
Ratio of net investment income (%)	4.10*	4.16	3.15	2.69	2.57*
Portfolio turnover rate (%)	221*	198	161	236	322
[a] For the six months ended April 30, 2007 (Unaudited).
[b] For the period from February 28, 2003 (commencement of operations of Class A shares) to October 31, 2003.
[c] Based on average shares outstanding during period.
[d] Total return does not reflect the effect of any sales charges. Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2007[a]	2006	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.91	$ 9.89	$ 10.06	$ 10.07	$ 10.09
Income from investment operations: Net investment income[c]	.17	.35	.25	.21	.13
Net realized and unrealized gain (loss) on investment transactions	.04	.02	(.16)	(.01)	(.02)
Total from investment operations	.21	.37	.09	.20	.11
Less distributions from: Net investment income	(.17)	(.35)	(.26)	(.20)	(.13)
Net realized gain on investment transactions	—	—	—	(.01)	—
Total distributions	(.17)	(.35)	(.26)	(.21)	(.13)
Redemption fees	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 9.95	$ 9.91	$ 9.89	$ 10.06	$ 10.07
Total Return (%)[d]	2.16**	3.81	.88	2.04	1.10**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	8	9	11	8
Ratio of expenses before expense reductions (%)	1.99*	1.77	1.65	1.64	1.64*
Ratio of expenses after expense reductions (%)	1.45*	1.19	1.15	1.15	1.16*
Ratio of net investment income (%)	3.35*	3.55	2.55	2.09	1.89*
Portfolio turnover rate (%)	221*	198	161	236	322
[a] For the six months ended April 30, 2007 (Unaudited).
[b] For the period from February 28, 2003 (commencement of operations of Class B shares) to October 31, 2003.
[c] Based on average shares outstanding during period.
[d] Total return does not reflect the effect of any sales charges. Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2007[a]	2006	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.90	$ 9.88	$ 10.05	$ 10.06	$ 10.09
Income from investment operations: Net investment income[c]	.17	.35	.25	.21	.13
Net realized and unrealized gain (loss) on investment transactions	.04	.02	(.16)	(.01)	(.03)
Total from investment operations	.21	.37	.09	.20	.10
Less distributions from: Net investment income	(.17)	(.35)	(.26)	(.20)	(.13)
Net realized gain on investment transactions	—	—	—	(.01)	—
Total distributions	(.17)	(.35)	(.26)	(.21)	(.13)
Redemption fees	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 9.94	$ 9.90	$ 9.88	$ 10.05	$ 10.06
Total Return (%)[d]	2.16**	3.81	.88	2.03	1.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	24	31	37	28
Ratio of expenses before expense reductions (%)	1.91*	1.79	1.65	1.64	1.64*
Ratio of expenses after expense reductions (%)	1.45*	1.19	1.15	1.15	1.15*
Ratio of net investment income (%)	3.35*	3.55	2.55	2.09	1.90*
Portfolio turnover rate (%)	221*	198	161	236	322
[a] For the six months ended April 30, 2007 (Unaudited).
[b] For the period from February 28, 2003 (commencement of operations of Class C shares) to October 31, 2003.
[c] Based on average shares outstanding during period.
[d] Total return does not reflect the effect of any sales charges. Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2007[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.91	$ 9.89	$ 10.01
Income from investment operations: Net investment income[c]	.22	.40	.23
Net realized and unrealized gain (loss) on investment transactions	.04	.01	(.11)
Total from investment operations	.26	.41	.12
Less distributions from: Net investment income	(.22)	(.39)	(.24)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 9.95	$ 9.91	$ 9.89
Total Return (%)[d]	2.65**	4.29	1.19**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.90	.60	.30
Ratio of expenses before expense reductions (%)	1.20*	.98	.92*
Ratio of expenses after expense reductions (%)	.45*	.71	.74*
Ratio of net investment income (%)	4.35*	4.03	3.07*
Portfolio turnover rate (%)	221*	198	161
[a] For the six months ended April 30, 2007 (Unaudited).
[b] For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 9.92	$ 9.90	$ 10.07	$ 10.07	$ 10.17	$ 10.18
Income from investment operations: Net investment income[b]	.22	.41	.31	.27	.27	.40
Net realized and unrealized gain (loss) on investment transactions	.04	.02	(.16)	(.00)***	.01	.07
Total from investment operations	.26	.43	.15	.27	.28	.47
Less distributions from: Net investment income	(.22)	(.41)	(.32)	(.26)	(.31)	(.46)
Net realized gain on investment transactions	—	—	—	(.01)	(.07)	(.02)
Total distributions	(.22)	(.41)	(.32)	(.27)	(.38)	(.48)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 9.96	$ 9.92	$ 9.90	$ 10.07	$ 10.07	$ 10.17
Total Return (%)[c]	2.65**	4.47	1.50	2.74	2.80	4.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	19	33	58	129	76
Ratio of expenses before expense reductions (%)	.89*	.77	.66	.62	.68	.76
Ratio of expenses after expense reductions (%)	.45*	.56	.55	.55	.55	.55
Ratio of net investment income (%)	4.35*	4.18	3.15	2.69	2.70	3.93
Portfolio turnover rate (%)	221*	198	161	236	322	211
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Short Duration Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. The Trust is organized as a business trust under the laws of the state of Delaware.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Short Sales. The Fund may sell securities they do not own in an attempt to profit from an anticipated decline in their value or in order to hedge portfolio positions. The Fund borrows securities to complete the transaction. The Fund maintains collateral with the lender of the securities in the form of cash and/or liquid securities. For the six months ended April 30, 2007, there were no securities sold short.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provisions were required.

At October 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $2,898,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2012 ($83,000), October 31, 2013 ($1,646,000) and October 31, 2014 ($1,169,000), the respective expiration dates, whichever occurs first.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended April 30, 2007, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $34,786,505 and $51,124,866, respectively. Purchases and sales of US Treasury securities aggregated $86,348,052 and $74,352,010, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund. Prior to January 1, 2007, Deutsche Asset Management Inc. ("DAMI"), an indirect, wholly owned subsidiary of Deutsche Bank AG, was the Advisor for the Fund. Effective January 1, 2007, DAMI merged with DIMA. The Board of the Fund approved a new investment management agreement between the Fund and DIMA. The new investment management agreement is identical in substance to the previous investment management agreement for the Fund, except for the named investment advisor.

Pursuant to a written contract with the Advisor, Aberdeen Asset Management Inc. ("AAMI"), a direct, wholly owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen PLC"), serves as a sub-advisor to the fund. AAMI is paid by the Advisor for its services as the sub-advisor.

Management Agreement. Under the Investment Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's sub-advisor.

Under the Investment Management Agreement, the fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.385%
Next $1.0 billion of such net assets	.370%
Over $2.0 billion of such net assets	.355%

For the period from November 1, 2006 through February 29, 2008, the Advisor has contractually agreed to waive all or a portion of its investment management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.97%
Class B	1.72%
Class C	1.72%
Class S	.72%
Institutional Class	.72%

Effective October 1, 2006 the Advisor has voluntarily agreed to waive all or a portion of its investment management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.70%
Class B	1.45%
Class C	1.45%
Class S	.45%
Institutional Class	.45%

Accordingly for the six months ended April 30, 2007, the Advisor waived a portion of its investment management fee pursuant to the Investment Management Agreement aggregating $170,118 and the amount charged aggregated $53,579 which was equivalent to an annualized effective rate of 0.10% of the Fund's average daily net assets.

In addition, the Advisor reimbursed $748 and $9,386 of other expenses for Class S and Institutional Class shares, respectively.

Administration Fee. Pursuant to an Administrative Services Agreement with DIMA, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2007, the Advisor received an Administration Fee of $55,924, of which $9,237 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$ 19,154	$ 19,154
Class B	7,207	7,207
Class C	14,896	14,896
Class S	840	840
Institutional Class	2,026	2,026
	$ 44,123	$ 44,123

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2007
Class B	$ 25,792	$ 5,036
Class C	85,627	16,369
	$ 111,419	$ 21,405

In addition, DWS-SDI provides information and administrative services for a fee ("Shareholder Servicing Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2007, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Waived	Unpaid at April 30, 2007	Annualized Effective Rate
Class A	$ 77,968	$ 22,412	$ 3,566.17%
Class B	8,557	620	1,470.23%
Class C	27,695	2,601	6,129.22%
	$ 114,220	$ 25,633	$ 11,165

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2007, aggregated $2,347.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2007, the CDSC for the Class B and C shares aggregated $8,320 and $1,751, respectively. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $9,774, of which $1,063 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the six months ended April 30, 2007, the Fund's custodian fee was reduced by $639 for custody credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2007		Year Ended October 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,265,295	$ 12,553,193	4,602,133	$ 45,353,858
Class B	70,191	697,357	216,331	2,130,601
Class C	191,954	1,903,089	557,587	5,489,752
Class S	70,553	699,197	58,090	572,551
Institutional Class	90,091	894,670	4,108,549	40,523,783
		$ 16,747,506		$ 94,070,545
Shares issued to shareholders in reinvestment of distributions
Class A	118,047	$ 1,170,765	258,394	$ 2,547,006
Class B	8,643	85,724	21,260	209,746
Class C	25,926	256,809	61,369	604,511
Class S	1,089	10,804	1,248	12,308
Institutional Class	27,832	276,307	104,908	1,034,809
		$ 1,800,409		$ 4,408,380
Shares redeemed
Class A	(1,133,695)	$ (11,247,063)	(6,495,354)	$ (64,019,706)
Class B	(224,653)	(2,226,991)	(340,440)	(3,358,393)
Class C	(400,621)	(3,969,187)	(1,345,175)	(13,245,982)
Class S	(44,776)	(444,630)	(30,321)	(298,612)
Institutional Class	(446,469)	(4,429,604)	(5,537,987)	(54,645,586)
		$ (22,317,475)		$ (135,568,279)
Redemption fees		$ 5		$ 11,119
Net increase (decrease)
Class A	249,647	$ 2,476,897	(1,634,827)	$ (16,109,187)
Class B	(145,819)	(1,443,910)	(102,849)	(1,018,046)
Class C	(182,741)	(1,809,286)	(726,219)	(7,150,271)
Class S	26,866	265,371	29,017	286,247
Institutional Class	(328,546)	(3,258,627)	(1,324,530)	(13,086,978)
		$ (3,769,555)		$ (37,078,235)

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Investment Management Agreement Approval

In December 2006, the Board approved an amended and restated investment management agreement with DIMA in connection with the merger of DAMI into DIMA. In determining to approve this agreement, the Board considered Deutsche Bank's representations that this change was administrative in nature, and would not involve any change in operations or services provided to the fund, or to the personnel involved with providing such services. The Board also considered that the terms of the agreement with DIMA were substantially identical to the terms of the fund's prior agreement with DAMI. A discussion of factors considered by the Board in determining to approve the continuation of the fund's prior investment management agreement with DAMI in September 2006 in connection with the Board's annual review of the fund's contractual arrangements is included in the fund's report for the period ended October 31, 2006.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SDUAX	SDUBX	SDUCX	MGSFX
CUSIP Number	23339E 822	23339E 814	23339E 798	23339E 772
Fund Number	434	634	734	557
For shareholders of Class S
Automated Information Lines	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SDUSX
Fund Number	2334

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc.,DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short Duration Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Short Duration Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2007